UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

Ladenburg Thalmann Financial Services Inc.

(Exact name of registrant as specified in its charter)

Florida	001-15799	65-0701248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, 12th Floor Miami, Florida	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 572-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	LTS	NYSE American
8.00% Series A Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 per share	LTS PrA	NYSE American
6.50% Senior Notes due 2027	LTSL	NYSE American
7% Senior Notes due 2028	LTSF	NYSE American
7.25% Senior Notes due 2028	LTSK	NYSE American
7.75% Senior Notes due 2029	LTSH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ladenburg Thalmann Financial Services Inc. (the “Company”), a Florida corporation, held its 2019 annual meeting of shareholders on June 13, 2019. Listed below are the matters voted upon and the final results of such voting:

1.	The Company’s shareholders elected the individuals named below to serve as the Company’s directors until the next annual meeting of shareholders or until their respective successors are elected and qualified:

Name	For	Authority Withheld	Broker Non-Votes
Henry C. Beinstein	89,928,887	2,978,359	32,024,181
Glenn C. Davis	89,690,465	3,216,781	32,024,181
Brian S. Genson	82,315,127	10,592,119	32,024,181
Dr. Richard M. Krasno	82,232,306	10,674,940	32,024,181
Richard J. Lampen	89,826,804	3,080,442	32,024,181
Michael S. Liebowitz	90,267,883	2,639,363	32,024,181
Howard M. Lorber	67,791,334	25,115,912	32,024,181
Adam Malamed	89,913,625	2,993,621	32,024,181
Jacqueline M. Simkin	89,320,318	3,586,928	32,024,181
Mark Zeitchick	89,857,948	3,049,298	32,024,181

2.	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
88,129,891	4,659,359	117,996	32,024,181

3.	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for 2019:

For	Against	Abstain	Broker Non-Votes
124,016,433	801,486	113,508	N/A

4.	Shareholder proposal regarding majority voting in uncontested director elections:

For	Against	Abstain	Broker Non-Votes
30,772,335	60,419,282	1,715,629	32,024,181

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 14, 2019	LADENBURG THALMANN FINANCIAL SERVICES INC.

	By:	/s/ Brett H. Kaufman
	Name:	Brett H. Kaufman
	Title:	Senior Vice President and Chief Financial Officer